UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2016

Stony Hill Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55523

(Commission File Number)

81-1699502

(IRS Employer Identification No.)

2355 Westwood Blvd., Suite 349

Los Angeles, California 90064

(Address of principal executive offices)(Zip Code)

(310) 356-7374

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On November 23, 2016, Stony Hill Corp., a Nevada corporation (the “Company”), notified Sadler, Gibb & Associates, LLC (“Sadler Gibb”), that the Company had dismissed Sadler Gibb as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of Sadler Gibb regarding the Company’s financial statements as of March 31, 2016 and 2015 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Sadler Gibb, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended March 31, 2016 and 2015, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Sadler Gibb, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended March 31, 2016 and 2015. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sadler Gibb a copy of the above disclosures and requested Sadler Gibb to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Sadler Gibb’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 23, 2016, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Weinberg & Company, P.A. (“Weinberg & Company”), the Company’s new independent registered public accountants, which appointment Weinberg & Company has accepted with the dismissal of Sadler Gibb.

During the two most recent fiscal years and the interim period preceding the engagement of Weinberg & Company, the Company has not consulted with Weinberg & Company regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Weinberg & Company or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Sadler Gibb and therefore did not discuss any past disagreements with Weinberg & Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from Sadler, Gibb & Associates, LLC, dated December 1, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stony Hill Corp.

Date: December 1, 2016	By:	/s/ John Brady
	Name:	John Brady
	Title:	Secretary

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